PROSPECTUS


                                 [company logo]
                                    American
                                  Century(sm)

                                SEPTEMBER 3, 1996
                             Revised January 1, 1997

                                     BENHAM
                                    GROUP(R)

                       Arizona Intermediate-Term Municipal
                         Florida Municipal Money Market
                       Florida Intermediate-Term Municipal
                              Tax-Free Money Market
                           Intermediate-Term Tax-Free
                               Long-Term Tax-Free

                                 [front cover]

                          AMERICAN CENTURY INVESTMENTS
                                 FAMILY OF FUNDS

American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                          AMERICAN CENTURY INVESTMENTS

      Benham Group       American Century Group     Twentieth Century(R) Group

   MONEY MARKET FUNDS      ASSET ALLOCATION &
  GOVERNMENT BOND FUNDS      BALANCED FUNDS               GROWTH FUNDS
 DIVERSIFIED BOND FUNDS CONSERVATIVE EQUITY FUNDS      INTERNATIONAL FUNDS
  MUNICIPAL BOND FUNDS       SPECIALTY FUNDS


  Arizona Intermediate-Term
        Municipal o

     Florida Municipal
       Money Market o

  Florida Intermediate-Term
        Municipal o

          Tax-Free
       Money Market o

      Intermediate-Term
         Tax-Free o

     Long-Term Tax-Free



                                   PROSPECTUS
                                SEPTEMBER 3, 1996
                             REVISED JANUARY 1, 1997

             Arizona Intermediate-Term Municipal o Florida Municipal
              Money Market o Florida Intermediate-Term Municipal o
                             Tax-Free Money Market o
                 Intermediate-Term Tax-Free o Long-Term Tax-Free

                        AMERICAN CENTURY MUNICIPAL TRUST

American Century Municipal Trust is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. Six of the funds from our Benham Group that invest in various types of municipal securities (the "Funds"), are described in this Prospectus. Their investment objectives are listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

American Century offers investors a full line of no-load funds, investments that have no sales charges or commissions.

This Prospectus gives you information about the Funds that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated September 3, 1996, and filed with the Securities and Exchange Commission ("SEC"). It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:

                          American Century Investments
                       4500 Main Street o P.O. Box 419200
                Kansas City, Missouri 64141-6200 o 1-800-345-2021
                        International calls: 816-531-5575
                     Telecommunications Device for the Deaf:
                   1-800-634-4113 o In Missouri: 816-753-1865
                        Internet: www.americancentury.com

Additional  information,   including  this  Prospectus  and  the  Statements  of
Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus                                                                     1

                       INVESTMENT OBJECTIVES OF THE FUNDS

AMERICAN CENTURY - BENHAM ARIZONA
INTERMEDIATE-TERM MUNICIPAL FUND

Arizona Intermediate-Term Fund seeks to obtain as high a level of current income exempt from Arizona and regular federal income tax as is consistent with prudent investment management and conservation of shareholders' capital.

AMERICAN CENTURY - BENHAM FLORIDA
MUNICIPAL MONEY-MARKET FUND

Florida Municipal Money Market is a money market fund which seeks to obtain as high a level of current income exempt from regular federal income tax as is consistent with prudent investment management and conservation of shareholders' capital. The Fund intends to invest so as to qualify its shares for an exemption from the Florida intangible personal property tax (the "Florida Intangibles Tax"). THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE.

AMERICAN CENTURY - BENHAM FLORIDA
INTERMEDIATE-TERM MUNICIPAL FUND

Florida Intermediate-Term seeks to obtain as high a level of current income exempt from regular federal income tax as is consistent with prudent investment management and conservation of shareholders' capital. The Fund intends to invest so as to qualify its shares for an exemption from the Florida Intangibles Tax.

AMERICAN CENTURY - BENHAM TAX-FREE
MONEY-MARKET FUND

Tax-Free Money Market is a money market fund which seeks as high a level of interest income exempt from regular federal income tax as is consistent with prudent investment management, while seeking to conserve shareholders' capital. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE.

AMERICAN CENTURY - BENHAM INTERMEDIATE-TERM
TAX-FREE FUND
AMERICAN CENTURY - BENHAM LONG-TERM
TAX-FREE FUND

Intermediate-Term Tax-Free and Long-Term Tax-Free seek as high a level of interest income exempt from regular federal income taxes as is consistent with prudent investment management, while seeking to conserve shareholders' capital.

AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

For ease of reference, the Funds sometimes will be referred to in this Prospectus by their investment category or fund type. Tax-Free Money Market, Intermediate-Term Tax-Free and Long-Term Tax-Free are referred to as the "Tax-Free Funds." Florida Municipal Money Market and Florida Intermediate-Term are referred to as the "Florida Funds." Finally, Tax-Free Money Market and the Florida Municipal Money Market are called the "Money Market Funds." The remaining non-money market Funds are referred to as the "Variable Price Funds."

ARIZONA INTERMEDIATE-TERM MUNICIPAL AND THE FLORIDA FUNDS CONCENTRATE THEIR INVESTMENTS GEOGRAPHICALLY BY INVESTING IN SECURITIES ISSUED BY AGENCIES, INSTRUMENTALITIES AND MUNICIPALITIES OF THE STATES OF ARIZONA AND FLORIDA, RESPECTIVELY. BECAUSE OF THIS CONCENTRATION, THEY MAY BE RISKIER THAN SIMILAR MUTUAL FUNDS WITH NO GEOGRAPHIC CONCENTRATION.

There is no assurance that the Funds will achieve their respective investment objectives.

NO PERSON IS AUTHORIZED BY THE FUNDS TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUNDS, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.

2    Investment Objectives                          American Century Investments

                                                 TABLE OF CONTENTS

Transaction and Operating Expense Table......................4
Financial Highlights.........................................5

INFORMATION REGARDING THE FUNDS

Investment Policies of the Funds............................11
   Arizona Intermediate-Term Municipal .....................11
   Florida Municipal Money Market,
      Florida Intermediate-Term Municipal...................12
   Tax-Free Money Market, Intermediate-Term
     Tax-Free, Long-Term Tax-Free...........................13
Portfolio Investment Quality and Maturity
   Guidelines...............................................13
   Money Market Funds.......................................13
   Variable Price Funds.....................................14
Risk Factors and Investment Techniques......................14
   Basic Fixed Income Investment Risks......................14
     Interest Rate Risk.....................................14
     Credit Risk............................................14
     Liquidity Risk.........................................14
     Concentration Risk.....................................15
     Call Risk..............................................15
   Municipal Securities.....................................15
   Tax-Exempt Securities....................................16
Other Investment Practices, Their Characteristics
   and Risks................................................17
   Portfolio Turnover.......................................17
   When-Issued and Forward Commitment Agreements............17
   Interest Rate Futures Contracts and Options Thereon......17
   Rule 144A Securities.....................................18
   Cash Management..........................................18
   Other Techniques.........................................18
Performance Advertising.....................................19

HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

American Century Investments................................20
Investing in American Century...............................20
How to Open an Account......................................20
     By Mail................................................20
     By Wire................................................20
     By Exchange............................................21
     In Person..............................................21
   Subsequent Investments...................................21
     By Mail................................................21
     By Telephone...........................................21
     By Online Access.......................................21
     By Wire................................................21
     In Person..............................................21
   Automatic Investment Plan................................21
How to Exchange from One Account to Another.................21
     By Mail ...............................................22
     By Telephone...........................................22
     By Online Access.......................................22
How to Redeem Shares........................................22
     By Mail................................................22
     By Telephone ..........................................22
     By Check-A-Month.......................................22
     Other Automatic Redemptions............................22
   Redemption Proceeds......................................22
     By Check...............................................22
     By Wire and ACH........................................22
   Redemption of Shares in Low-Balance Accounts.............23
Signature Guarantee.........................................23
Special Shareholder Services................................23
     Automated Information Line.............................23
     Online Account Access..................................23
     CheckWriting...........................................23
     Open Order Service.....................................24
     Tax-Qualified Retirement Plans.........................24
Important Policies Regarding Your Investments...............24
Reports to Shareholders.....................................25
Employer-Sponsored Retirement Plans and
   Institutional Accounts...................................26

ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price.................................................27
   When Share Price Is Determined...........................27
   How Share Price Is Determined............................27
   Where to Find Information About Share Price..............28
Distributions...............................................28
Taxes.......................................................28
   Tax-Deferred Accounts....................................28
   Taxable Accounts.........................................28
   Special Tax Information..................................29
   Municipal Securities.....................................30
   AMT Liability............................................30
   Arizona Intermediate-Term Municipal......................30
   Florida Funds............................................30
Management..................................................31
   Investment Management....................................31
   Code of Ethics...........................................31
   Transfer and Administrative Services.....................32
Distribution of Fund Shares.................................32
Expenses....................................................32
Further Information About American Century..................32

Prospectus                                                Table of Contents    3

                                                        TRANSACTION AND OPERATING EXPENSE TABLE

                                              Arizona                   Florida
                                           Intermediate-   Florida   Intermediate-             Intermediate-
                                               Term    Municipal Money   Term    Tax-Free Money    Term        Long-Term
                                             Municipal    Market(1)    Municipal     Market      Tax-Free      Tax-Free

SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed
   on Purchases.........................       none         none         none         none         none          none

Maximum Sales Load Imposed
   on Reinvested Dividends..............       none         none         none         none         none          none

Deferred Sales Load.....................       none         none         none         none         none          none

Redemption Fee(2).......................       none         none         none         none         none          none

Exchange Fee............................       none         none         none         none         none          none


ANNUAL FUND OPERATING EXPENSES:(3)
(as a percentage of net assets)

Management Fees.........................       .29%         .34%         .23%         .38%         .38%          .35%

12b-1 Fees..............................       none         none         none         none         none          none

Other Expenses..........................       .38%         .27%         .44%         .29%         .29%          .32%

Total Fund Operating Expenses...........       .67%         .61%         .67%         .67%         .67%          .67%


EXAMPLE:

You would pay the following
expenses on a $1,000 invest-      1 year       $  7         $  6         $  7         $  7         $  7          $  7
ment, assuming a 5% annual       3 years         21           20           21           21           21            21
return and redemption at         5 years         37           34           37           37           37            37
the end of each time period:    10 years         83           76           83           83           83            83

(1) The expenses incurred on the Florida Money Market were waived through December, 1996. Starting in January of 1997, Florida Money Market will begin adding .10% per month until its expense cap of .61% is reached.

(2)  Redemption proceeds sent by wire are subject to a $10 processing fee.

(3) Benham Management Corporation (the "Manager") has agreed to limit each Fund's total operating expenses to specified percentages of each Fund's average daily net assets. The agreement provides that the Manager may recover amounts absorbed on behalf of the Fund during the preceding 11 months if, and to the extent that, for any given month, Fund expenses were less than the expense limit in effect at that time. The current expense limit for Florida Municipal Money Market Fund is .61% of average daily net assets. The current expense limit for the remaining Funds is .67% of average daily net assets. These expense limitations are subject to annual renewal in June. If the expense limitations were not in effect, each Fund's Management Fee, Other Expenses and Total Fund Operating Expenses would be as follows, respectively: Arizona Intermediate-Term Municipal, .44%, .38% and .82%; Florida Money Market, .44%, .27% and .71%; Florida Intermediate-Term Municipal, .44%, .44% and .88%; Tax-Free Money Market, .44%, .29% and .73%; Intermediate-Term Tax-Free, .44%, .29% and .73%; and Long-Term Tax-Free, .44%, .32% and .76%.

Each Fund pays the Manager advisory fees equal to an annualized percentage of each Fund's average daily net assets. Other expenses include administrative and transfer agent fees paid to American Century Services Corporation.

The purpose of the above table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the shares of the Funds offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by SEC regulations.

NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

4    Transaction and Operating Expense Table        American Century Investments

                                               FINANCIAL HIGHLIGHTS
                                        ARIZONA INTERMEDIATE-TERM MUNICIPAL

The Financial Highlights for each of the periods presented have been audited by KPMG Peat Marwick LLP, independent auditors. Their report thereon appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information. The semiannual and annual reports contain additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended May 31, except as noted.

                                                                                      1996         1995         1994(1)

PER-SHARE DATA
Net Asset Value, Beginning of Period...................................              $10.35       $10.13         $10.00

Income from Investment Operations

   Net Investment Income................................................              .5117        .5149         .0684

   Net Realized and Unrealized Gains Losses on Investment Transactions..             (.0343)       .2200         .1300
                                                                                    --------     --------      --------

   Total Income From Investment Operations..............................              .4774        .7349         .1984
                                                                                    --------     --------      --------

Distributions

   From Net Investment Income...........................................             (.5117)      (.5149)       (.0684)

   From Net Realized Gains on Investment Transactions...................             (.0057)        --            --
                                                                                    --------     --------      --------

   Total Distributions..................................................             (.5174)      (.5149)       (.0684)
                                                                                    --------     --------      --------

Net Asset Value, End of Period..........................................             $10.31       $10.35        $10.13
                                                                                    ========     ========      ========

TOTAL RETURN(3).........................................................              4.65%       7.52%          1.99%


RATIOS/SUPPLEMENTAL DATA

Ratio of Expenses to Average Daily Net Assets(2)........................              .14%          --            --

Ratio of Expenses to Average Daily Net Assets (Before Reimbursement)(2).              .82%         1.01%       2.33%(4)

Ratio of Net Investment Income to Average Daily Net Assets(2)...........              4.85%        5.16%       5.08%(4)

Ratio of Net Investment Income to Average Daily Net Assets
   (Before Reimbursement)(2)............................................              4.17%        4.15%       2.75%(4)

Portfolio Turnover Rate.................................................             35.78%       33.22%        18.14%

Net Assets, End of Period (in thousands)................................             $25,789      $19,778       $7,187

(1)  From April 11, 1994 (inception) through May 31, 1994.

(2) The ratios for the year ended May 31, 1996, include expenses paid through expense offset arrangements.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any, and are not annualized.

(4)  Annualized.

Prospectus                                             Financial Highlights    5

                                               FINANCIAL HIGHLIGHTS
                                          FLORIDA MUNICIPAL MONEY MARKET

The Financial Highlights for each of the periods presented have been audited by KPMG Peat Marwick LLP, independent auditors. Their report thereon appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information. The semiannual and annual reports contain additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended May 31, except as noted.

                                                                                      1996         1995         1994(1)

PER-SHARE DATA
Net Asset Value, Beginning of Period...................................               $1.00       $1.00          $1.00

Income from Investment Operations

   Net Investment Income................................................              .0386        .0371         .0040
                                                                                    --------     --------      --------

   Total Income From Investment Operations..............................              .0386        .0371         .0040
                                                                                    --------     --------      --------

Distributions

   From Net Investment Income...........................................             (.0386)      (.0371)       (.0040)
                                                                                    --------     --------      --------

   Total Distributions..................................................             (.0386)      (.0371)       (.0040)
                                                                                    --------     --------      --------

Net Asset Value, End of Period..........................................              $1.00       $1.00          $1.00
                                                                                    ========     ========      ========

TOTAL RETURN(3).........................................................              3.86%       3.71%          .40%


RATIOS/SUPPLEMENTAL DATA

Ratio of Expenses to Average Daily Net Assets(2)........................              .01%          --            --

Ratio of Expenses to Average Daily Net Assets (Before Reimbursement)(2).              .71%         .88%        1.58%(4)

Ratio of Net Investment Income to Average Daily Net Assets(2)...........              3.75%        3.93%       2.99%(4)

Ratio of Net Investment Income to Average Daily Net Assets
   (Before Reimbursement)(2)............................................              3.05%        3.05%       1.41%(4)

Net Assets at End of Period (in thousands)..............................             $99,993      $45,147       $5,565

(1)  From April 11, 1994 (inception) through May 31, 1994.

(2) The ratios for the year ended May 31, 1996, include expenses paid through expense offset arrangements.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any, and are not annualized.

(4)  Annualized.

6    Financial Highlights                           American Century Investments

                              FINANCIAL HIGHLIGHTS
                      FLORIDA INTERMEDIATE-TERM MUNICIPAL

The Financial Highlights for each of the periods presented have been audited by KPMG Peat Marwick LLP, independent auditors. Their report thereon appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information. The semiannual and annual reports contain additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended May 31, except as noted.

                                                                                      1996         1995         1994(1)

PER-SHARE DATA
Net Asset Value, Beginning of Period...................................              $10.30       $10.11         $10.00

Income from Investment Operations

     Net Investment Income..............................................              .5235        .5203         .0684

     Net Realized and Unrealized Gains Losses on Investment Transactions             (.0804)       .1900         .1100
                                                                                    --------     --------      --------

     Total Income From Investment Operations............................              .4431        .7103         .1784
                                                                                    --------     --------      --------

Distributions

     From Net Investment Income.........................................             (.5235)      (.5203)       (.0684)

     From Net Realized Gains on Investment Transactions.................             (.0396)        --            --
                                                                                    --------     --------      --------

     Total Distributions................................................             (.5631)      (.5203)       (.0684)
                                                                                    --------     --------      --------

Net Asset Value, End of Period..........................................             $10.18       $10.30        $10.11
                                                                                    ========     ========      ========

TOTAL RETURN(3)        .................................................              4.34%       7.31%          1.79%


RATIOS/SUPPLEMENTAL DATA

Ratio of Expenses to Average Daily Net Assets(2)........................              .13%          --            --

Ratio of Expenses to Average Daily Net Assets (Before Reimbursement)(2).              .88%         1.09%       1.92%(4)

Ratio of Net Investment Income to Average Daily Net Assets(2)...........              5.05%        5.23%       5.02%(4)

Ratio of Net Investment Income to Average Daily Net Assets
     (Before Reimbursement)(2)..........................................              4.30%        4.14%       3.10%(4)

Portfolio Turnover Rate.................................................             66.39%       36.63%       5.71%

Net Assets at End of Period (in thousands)..............................            $10,319       $9,532      $5,892

(1)  From April 11, 1994 (inception) through May 31, 1994.

(2) The ratios for the year ended May 31, 1996, include expenses paid through expense offset arrangements.

(3) Total return figures assume reinvestment of dividend and capital gain distributions and are not annualized.

(4)  Annualized.

Prospectus                                             Financial Highlights    7

                                               FINANCIAL HIGHLIGHTS
                                               TAX-FREE MONEY MARKET

The Financial Highlights for each of the periods presented have been audited by KPMB Peat Marwick LLP, independent auditors. Their report thereon appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information. The semiannual and annual reports contain additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended May 31, except as noted.

                                               1996     1995    1994     1993     1992     1991    1990     1989     1988     1987

PER-SHARE DATA
Net Asset Value,
Beginning of Period.....................       $1.00    $1.00   $1.00    $1.00    $1.00    $1.00   $1.00    $1.00    $1.00    $1.00

Income from Investment Operations

   Net Investment Income................       .0319    .0295   .0191    .0210    .0340    .0499   .0556    .0568    .0484    .0431

   Net Realized and Unrealized
   Losses on Investment Transactions....        --       --      --       --       --       --      --       --     (.0074)    --
                                              -------  ------- -------  -------  -------  ------- -------  -------  -------  -------

   Total Income from Investment
   Operations...........................       .0319    .0295   .0191    .0210    .0340    .0499   .0556    .0568    .0410    .0431
                                              -------  ------- -------  -------  -------  ------- -------  -------  -------  -------

Distributions

   From Net Investment Income...........      (.0319)  (.0295) (.0191)  (.0210)  (.0340)  (.0499) (.0556)  (.0568)  (.0410)  (.0431)
                                              -------  ------- -------  -------  -------  ------- -------  -------  -------  -------

   Total Distributions..................      (.0319)  (.0295) (.0191)  (.0210)  (.0340)  (.0499) (.0556)  (.0568)  (.0410)  (.0431)
                                              -------  ------- -------  -------  -------  ------- -------  -------  -------  -------

Net Asset Value, End of Period..........       $1.00    $1.00   $1.00    $1.00    $1.00    $1.00   $1.00    $1.00    $1.00    $1.00
                                              =======  ======= =======  =======  =======  ======= =======  =======  =======  =======

TOTAL RETURN(1).........................       3.19%    2.95%   1.92%    2.12%    3.48%    5.13%   5.68%    5.80%    4.19%    4.37%


RATIOS/SUPPLEMENTAL DATA

   Ratio of Expenses
   to Average Daily Net Assets(2).......       .65%      .66%     .67%     .68%     .57%     .50%    .50%     .50%     .31%     .25%

   Ratio of Net Investment Income
   to Average Daily Net Assets(2).......       3.12%    2.88%    1.89%    2.10%    3.40%    4.99%   5.56%    5.68%    4.10%    4.31%

   Net Assets, End
   of Period (in thousands).............      $91,118 $92,034 $109,818 $109,875 $111,112 $111,224 $92,975  $93,897  $70,976  $80,081

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

(2) The ratios for the year ended May 31, 1996, include expenses paid through expense offset arrangements.

8    Financial Highlights                           American Century Investments

                                               FINANCIAL HIGHLIGHTS
                                            INTERMEDIATE-TERM TAX-FREE

The Financial Highlights for each of the periods presented have been audited by KPMG Peat Marwick LLP, independent auditors. Their report thereon appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information. The semiannual and annual reports contain additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended May 31, except as noted.

                                               1996     1995    1994     1993     1992     1991    1990     1989     1988     1987

PER-SHARE DATA
Net Asset Value,
Beginning of Period.....................      $10.71   $10.60  $10.90   $10.48   $10.33   $10.03   $9.97    $9.98    $9.87    $9.91

Income from Investment Operations

   Net Investment Income ...............       .5151    .5039   .5106    .5189    .5639    .6062   .6132    .6312    .6331    .6412

   Net Realized and Unrealized Gains
   Losses on Investment Transactions....      (.0500)   .1467  (.1856)   .5278    .2721    .3103   .0600   (.0100)   .1100   (.0400)
                                              -------  ------- -------  -------  -------  ------- -------  -------  -------  -------

   Total Income from Investment
   Operations...........................       .4651    .6506   .3250   1.0467    .8360    .9165   .6732    .6212    .7431    .6012
                                              -------  ------- -------  -------  -------  ------- -------  -------  -------  -------

Distributions

   From Net Investment Income...........      (.5151)  (.5039) (.5106)  (.5189)  (.5639)  (.6062) (.6132)  (.6312)  (.6331)  (.6412)

   From Net Realized Gains
   on Investment Transactions...........        --     (.0367) (.1144)  (.1078)  (.1221)  (.0103)   --       --       --       --
                                              -------  ------- -------  -------  -------  ------- -------  -------  -------  -------

   Total Distributions..................      (.5151)  (.5406) (.6250)  (.6267)  (.6860)  (.6165) (.6132)  (.6312)  (.6331)  (.6412)
                                              -------  ------- -------  -------  -------  ------- -------  -------  -------  -------

Net Asset Value, End of Period..........      $10.66   $10.71  $10.60   $10.90   $10.48   $10.33  $10.03    $9.97    $9.98    $9.87
                                              =======  ======= =======  =======  =======  ======= =======  =======  =======  =======

TOTAL RETURN(1).........................       4.38%    6.40%   2.93%   10.26%    8.28%    9.43%   6.95%    6.44%    7.75%    6.03%


RATIOS/SUPPLEMENTAL DATA

   Ratio of Expenses
   to Average Daily Net Assets(2).......       .70%     .66%    .67%     .72%     .65%     .50%    .50%     .50%     .50%     .50%

   Ratio of Net Investment Income
   to Average Daily Net Assets(2).......       4.73%    4.82%   4.61%    4.81%    5.38%    5.97%   6.12%    6.36%    6.34%    6.27%

   Portfolio Turnover Rate..............      45.98%   47.48%  46.11%   36.31%   84.96%   54.98%  142.06%  49.07%   54.31%   26.31%

   Net Assets, End
   of Period (in thousands).............      $62,900  $64,904 $70,925  $67,550  $44,315  $34,196 $24,628  $21,337  $20,121  $19,548

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

(2) The ratios for the year ended May 31, 1996, include expenses paid through expense offset arrangements.

Prospectus                                             Financial Highlights    9

                                               FINANCIAL HIGHLIGHTS
                                                LONG-TERM TAX-FREE

The Financial Highlights for each of the periods presented have been audited by KPMG Peat Marwick LLP, independent auditors. Their report thereon appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information. The semiannual and annual reports contain additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended May 31, except as noted.

                                               1996     1995    1994     1993     1992     1991    1990     1989     1988     1987

PER-SHARE DATA
Net Asset Value,
Beginning of Period.....................      $11.47   $11.26  $11.92   $11.26   $11.05   $10.87  $11.02   $10.51   $10.79   $11.37

Income from Investment Operations

   Net Investment Income ...............       .6083    .6213   .6221    .6280    .6685    .7166   .7187    .7655    .7731    .8389

   Net Realized and Unrealized Gains
   Losses on Investment Transactions....      (.1800)   .2651  (.4154)   .9243    .4333    .2610  (.1000)   .5100   (.2800)  (.5800)
                                              -------  ------- -------  -------  -------  ------- -------  -------  -------  -------

   Total Income from Investment
   Operations...........................       .4283    .8864   .2067   1.5523   1.1018    .9776   .6187   1.2755    .4931    .2589
                                              -------  ------- -------  -------  -------  ------- -------  -------  -------  -------

Distributions

   From Net Investment Income...........      (.6083)  (.6213) (.6221)  (.6280)  (.6685)  (.7166) (.7187)  (.7655)  (.7731)  (.8389)

   From Net Realized Gains
   on Investment Transactions...........        --     (.0551) (.2446)  (.2643)  (.2233)  (.0810) (.0500)    --       --       --
                                              -------  ------- -------  -------  -------  ------- -------  -------  -------  -------

   Total Distributions..................      (.6083)  (.6764) (.8667)  (.8923)  (.8918)  (.7976) (.7687)  (.7655)  (.7731)  (.8389)
                                              -------  ------- -------  -------  -------  ------- -------  -------  -------  -------

Net Asset Value, End of Period..........      $11.29   $11.47  $11.26   $11.92   $11.26   $11.05  $10.87   $11.02   $10.51   $10.79
                                              =======  ======= =======  =======  =======  ======= =======  =======  =======  =======

TOTAL RETURN(1).........................       3.75%    8.29%   1.54%   14.61%   10.42%    9.48%   5.80%   12.56%    4.32%    2.39%


RATIOS/SUPPLEMENTAL DATA

   Ratio of Expenses
   to Average Daily Net Assets(2).......       .70%     .66%    .67%     .72%     .65%     .50%    .50%     .50%     .50%     .50%

   Ratio of Net Investment Income
   to Average Daily Net Assets(2).......       5.22%    5.59%   5.16%    5.40%    6.00%    6.57%   6.58%    7.14%    7.27%    7.11%

   Portfolio Turnover Rate..............      49.17%   34.09%  39.37%   105.14%  148.26%  150.07% 214.76%  69.49%   76.11%   102.45%

   Net Assets, End
   of Period (in thousands).............      $51,382  $47,314 $57,330  $54,241  $42,146  $35,137 $43,682  $33,406  $25,217  $23,982

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

(2) The ratios for the year ended May 31, 1996, include expenses paid through expense offset arrangements.

10   Financial Highlights                           American Century Investments

                                          INFORMATION REGARDING THE FUNDS

INVESTMENT POLICIES OF THE FUNDS

The Funds have adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objectives of the Funds identified on page 2 of this Prospectus and any other investment policies which are designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The Funds have implemented additional investment policies and practices to guide their activities in the pursuit of their respective investment objectives. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

For an explanation of the securities ratings referred to in the following discussion, see "Other Information" in the Statement of Additional Information.

ARIZONA INTERMEDIATE-TERM MUNICIPAL

Arizona Intermediate-Term Municipal seeks to obtain as high a level of current income exempt from Arizona and regular federal income tax as is consistent with prudent investment management and conservation of shareholders' capital.

Arizona Intermediate-Term Municipal is designed for individuals in upper tax brackets seeking income free from Arizona state and regular federal income taxes, although Arizona Intermediate-Term Municipal may generate some taxable income. Because of this emphasis on tax-exempt income, Arizona Intermediate-Term Municipal does not constitute a balanced investment.

Arizona Intermediate-Term Municipal is a "non-diversified company" as defined in the Investment Company Act of 1940 (the "1940 Act"). However, the Arizona Intermediate-Term Municipal intends to meet federal tax requirements for qualification as a regulated investment company, as described in the Fund's Statement of Additional Information.

Arizona Intermediate-Term Municipal intends to remain fully invested in municipal obligations (obligations issued by or on behalf of a state, its political subdivisions, agencies, and instrumentalities). As a fundamental policy, Arizona Intermediate-Term Municipal will invest at least 80% of its net assets in obligations with interest exempt from the regular federal income tax, excluding the federal alternative minimum tax (the "AMT").

In addition, Arizona Intermediate-Term Municipal will invest at least 65% of its net assets in Arizona municipal obligations (obligations issued by or on behalf of the state of Arizona, its political subdivisions, agencies, and instrumentalities).

The remaining 35% of net assets may be invested in (1) obligations issued by other states and their political subdivisions, (2) obligations issued by U.S. territories or possessions such as Puerto Rico, and (3) U.S. government securities. Under exceptional market or economic conditions, the Fund may invest more than 35% of its net assets in these securities.

Arizona Intermediate-Term Municipal is authorized, under normal conditions to invest as much as 100% of its net assets in municipal obligations for which the interest is a tax preference item for purposes of the AMT. If you are or become subject to the AMT, a portion of your income distributions that are exempt from the regular federal income tax may not be exempt from the AMT. Interest from AMT bonds is considered to be exempt from federal income tax for purposes of the 80% policy noted above.

Because Arizona Intermediate-Term Municipal invests primarily in Arizona municipal securities, its yield and share price are affected by political and economic conditions and developments within Arizona. The following summary is derived from official statements of the state of Arizona as well as from other publicly-available documents. This summary has not been independently verified by Arizona Intermediate-Term Municipal and does not purport to be a complete description of the conditions and developments in Arizona that may affect Arizona Intermediate-Term Municipal. For further information about the risks

Prospectus                                  Information Regarding the Funds   11

associated   with   investing  in  Arizona   obligations,   please  see  Arizona
Intermediate-Term Municipal's Statement of Additional Information.

Arizona has been, and is projected to continue to be, one of the faster-growing areas in the United States. During the last several decades, the state has outpaced most other regions of the country in population and personal income growth, gross state product, and job creation, although growth has slowed somewhat in recent years. During the last 25 years, the state's emphasis on the mining and agricultural employment sectors has diminished, and significant job growth has occurred in the areas of aerospace, information technology, construction, finance, insurance, and real estate.

Under its constitution, the state of Arizona is not permitted to issue general obligation bonds secured by the full faith and credit of the state. However, certain agencies and instrumentalities of the state are authorized to issue bonds secured by revenues from specific projects and activities, and state and local government units may enter into lease transactions. The particular source of payments and security for an Arizona municipal obligation is detailed in the instruments themselves and in related offering materials.

Limitations imposed under Arizona law on taxation and bond indebtedness may affect the ability of the issuers to generate revenues to satisfy their debt obligations. Arizona is required by law to maintain a balanced budget. In the past, the state has issued a combination of spending reductions and tax increases to avoid potential budgetary shortfalls and may require to do so again.

For further information about the risks associated with investing in Arizona obligations, please see the Statement of Additional Information.

FLORIDA MUNICIPAL MONEY MARKET
FLORIDA INTERMEDIATE-TERM MUNICIPAL

The Florida Funds seek to obtain as high a level of current income exempt from regular federal income tax as is consistent with prudent investment management and conservation of shareholders' capital. In addition, Fund shares are intended to be exempt from the Florida intangibles tax.

The Florida Funds are designed for individuals in upper tax brackets seeking income free from regular federal income tax, although the Florida Funds may generate some taxable income. The Florida Funds also provide an investment that is intended to be exempt from the Florida intangibles tax. Because of this emphasis on tax-exempt income, the Florida Funds by themselves do not constitute a balanced investment plan.

Each Florida Fund is a "non-diversified company" as defined in the 1940 Act. However, each Fund intends to meet federal tax requirements for qualification as a regulated investment company.

Each Florida Fund intends to remain fully invested in municipal obligations (obligations issued by or on behalf of a state, its political subdivisions, agencies, and instrumentalities). As a fundamental policy, each Florida Fund will invest at least 80% of its total assets in obligations with interest exempt from regular federal income tax, not including the AMT.

In addition, each Florida Fund will invest at least 65% of its net assets in Florida municipal obligations (obligations issued by or on behalf of Florida, its political subdivisions, agencies, and instrumentalities, or U.S. possessions or territories such as Puerto Rico). The remaining 35% of net assets may be invested in (1) obligations issued by other states and their political subdivisions and (2) U.S. government securities. Under exceptional market or economic conditions, each Florida Fund may invest more than 35% of its net assets in these securities.

Each Florida Fund is authorized under normal conditions to invest as much as 100% of its net assets in municipal obligations for which the interest is a tax preference item for purposes of the AMT. If you are or become subject to the AMT, a portion of your income distributions that are exempt from the regular federal income tax may not be exempt from the AMT. Interest from AMT bonds is considered to be exempt from federal income tax purposes of the 80% policy noted above.

As discussed more fully on page 30, the Florida Funds may need to sell certain investments near the end of each calendar year so that on January 1 of each year, its portfolio consists only of investments that are exempt from the Florida intangibles tax. As a result, a Fund could incur additional costs or taxable income or gains.

Because the Florida Funds invest primarily in Florida municipal securities, Fund yields and share

12   Information Regarding the Funds                American Century Investments

prices are affected by political and economic conditions and developments within the state of Florida. The following summary is derived from independent municipal credit reports but has not been independently verified by the Florida Funds and does not purport to be a complete description of the conditions and developments in Florida that may affect the Florida Funds.

Historically, the Florida economy has been dependent upon agriculture and seasonal tourism. These industries are vulnerable to widespread crop failures, severe weather conditions and other agriculture-related problems, and trends and difficulties in the tourism industry. In recent years, the economy has broadened into a service and trade economy with substantial insurance, banking, and export participation as well as a tourism industry that operates less seasonally.

Population growth was significant in the 1980s and is expected to continue but at reduced rates. The retiree component of the population is expected to continue to be a major factor. The population growth and expanding economy have brought pressures for more infrastructure, educational facilities, and other needs. Therefore, construction is very important to the Florida economy but is vulnerable to declines in economic and population growth and has been weak in recent years.

In August 1992, Hurricane Andrew struck southern Florida, with consequent hurricane damage estimated to be $20-30 billion, about $10.2 billion of which was insured. Although the state and federal governments have pledged funds to help rebuild the area, the impact of this event on the fiscal resources of the state and on local government is difficult to assess.

Florida is heavily dependent upon sales tax revenues, making the state's general fund vulnerable to recession and presenting difficulties in expanding the tax base in an economy increasingly geared to services. This dependence on sales tax has resulted in budgetary shortfalls in the past; Florida has reacted to preserve an adequate financial position primarily through expenditure reductions and by doubling the intangibles tax.

For further information about the risks associated with investing in Florida obligations, please see the Florida Funds' Statement of Additional Information.

TAX-FREE MONEY MARKET, INTERMEDIATE-TERM
TAX-FREE, LONG-TERM TAX-FREE

The Tax-Free Funds seek as high a level of current income exempt from regular federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital.

Each Tax-Free Fund is a "diversified company" as defined in the 1940 Act. This means that, with respect to 75% of its total assets, each Tax-Free Fund will not invest more that 5% of its total assets in the securities of a single issuer. This policy is fundamental.

Each Tax-Free Fund intends to remain fully invested in municipal obligations, although for temporary defensive purposes, each may invest a portion if its assets in U.S. government securities, the interest income on which is subject to federal income tax. Each Tax-Free Fund may invest up to 20% of its total assets in securities issued by U.S. territories or possessions, such as Puerto Rico, provided that the interest on these securities is exempt from the regular federal income tax.

The Tax-Free Funds may invest up to 20% of their total assets in municipal obligations for which the interest is a tax preference item for purposes of the AMT.

PORTFOLIO INVESTMENT QUALITY AND
MATURITY GUIDELINES

The Money Market Funds may be appropriate for investors seeking share price stability who can accept the lower yields that short-term obligations typically provide. To offer investors the potential for higher yields, the Variable Price Funds invest in obligations with longer maturities.

MONEY MARKET FUNDS

In selecting investments for the Money Market Funds, the Manager adheres to regulatory guidelines concerning the quality and maturity of money market fund investments as well as to internal guidelines designed to minimize credit risk. In particular, each Fund:

(1) Buys only U.S. dollar-denominated obligations with remaining maturities of 13 months or less (and variable- and floating-rate obligations with demand features that effectively shorten their maturities to 13 months or less);

Prospectus                                  Information Regarding the Funds   13

(2) Maintains a dollar-weighted average maturity of 60 days or less (90 days or less for Florida Municipal Money Market); and

(3) Restricts its investments to high-quality obligations determined by the Manager, pursuant to procedures established by the board of trustees, to present minimal credit risks.

To be considered high-quality, an obligation must be:

(1)  A U.S. government obligation; or

(2) Rated (or issued by an issuer rated with respect to a class of comparable short-term obligations) in one of the two highest rating categories for short-term obligations by at least two nationally recognized statistical rating agencies ("rating agencies")(or one if only one has rated the obligation); or

(3) An unrated obligation judged by the Manager, pursuant to guidelines established by the board of trustees, to be of quality comparable to the securities listed above.

VARIABLE PRICE FUNDS

The Variable Price Funds differ in their maturity criteria as follows:

Arizona  Intermediate-Term  Municipal  invests  primarily  in  intermediate-term
Arizona municipal obligations with maturities of four or more years. The weighted average portfolio maturity is five to ten years.

Florida  Intermediate-Term  Municipal  invests  primarily  in  intermediate-term
Florida municipal obligations with maturities of four or more years. The weighted average portfolio maturity is five to ten years.

Intermediate-Term Tax-Free invests primarily in municipal obligations with maturities of four or more years. Its weighted average maturity ranges from five to ten years.

Long-Term Tax-Free invests primarily in long-term municipal obligations. It maintains a weighted average maturity of ten or more years.

In terms of credit quality, each Variable Price Fund restricts its investments to

(1) Municipal bonds rated, when acquired, within the four highest categories designated by a rating agency;

(2) Municipal notes (including variable-rate demand obligations) and tax-exempt commercial paper rated, when acquired, within the two highest categories designated by a rating agency; and

(3) Unrated obligations judged by the Manager, under the direction of the board of trustees, to be of comparable quality.

RISK FACTORS AND INVESTMENT TECHNIQUES

Each Fund described in this Prospectus offers a range of potential for income and total return based on its maturity criteria. The market value of the investments of each Fund will change over time in response to a number of factors, which are summarized in the following paragraphs.

BASIC FIXED INCOME INVESTMENT RISKS
INTEREST RATE RISK

One feature the Funds have in common is their susceptibility to changing interest rates. For both Money Market Funds, interest rate changes affect the level of income the Funds generate for shareholders. For the Variable Price Funds, changing interest rates affect not only the level of income the Funds generate for shareholders, but their share prices as well. In general, when interest rates rise, the Variable Price Funds' share prices decline; when interest rates decline, their share prices rise.

This pattern is due to the time value of money. A bond's worth is determined by the present value of its future cash flows. Consequently, changing interest rates have a greater effect on the present value of a long-term bond than a short-term bond.

CREDIT RISK

In selecting investments for each Fund, the Manager carefully considers the creditworthiness of parties and their reliability for the timely payment of interest and repayment of principal.

In many cases, these parties include not only the issuer of the obligation, but a bank or other financial intermediary who offers a letter of credit or other form of guarantee on the obligation.

LIQUIDITY RISK

A security's ratings reflect the opinions of the rating agencies that issue them and are not absolute

14   Information Regarding the Funds                American Century Investments

standards of quality. Because of the cost of obtaining credit ratings, some issuers forego them. Under the direction of the Board of Trustees, the Manager may buy unrated bonds for the Funds if these securities are judged to be of a quality consistent with the Funds' investment policies. Similarly, on behalf of the Variable Price Funds, the Manager may purchase securities whose ratings are not consistent with the Funds' rating criteria but which the Manager judges, under the direction of the Board of Trustees, to present credit risks consistent with the Funds' quality standards.

Arizona Intermediate-Term Municipal and Florida Intermediate-Term Municipal may invest up to 15% of its net assets in unrated securities. Each of the other Funds described in this Prospectus may invest up to 10% of its assets in unrated securities. Unrated securities may be less liquid than rated securities.

The Variable Price Funds may invest in securities rated Baa or BBB- (the lowest investment grade category). The Variable Price Funds will limit their investment in securities rated Baa or BBB- to 25% of a Fund's total assets. Such securities are medium-grade investment obligations that may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such obligations to make principal and interest payments.

CONCENTRATION RISK

Each of the Funds described in this Prospectus may invest 25% or more of its total assets in obligations that generate income from similar types of projects (in particular, projects in health care, electric, water/sewer, education, and transportation). Political or economic developments affecting a single issuer or industry or similar types of projects may have a significant effect on Fund performance.

CALL RISK

Many municipal obligations are issued with a call feature (features include a date on which the issuer has reserved the right to redeem the obligation prior to maturity). An obligation may be called for redemption before the Manager would otherwise choose to eliminate it from a Fund's holdings. A call may also reduce an obligation's yield to maturity.

MUNICIPAL SECURITIES

Municipal securities are issued to raise money for a variety of public purposes, including general financing for state and local governments as well as financing for specific projects and public facilities. Municipal securities may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The following discussion provides a brief description of some securities the Funds may buy. The Funds are not limited by this discussion, and they may buy other types of securities and enter into other types of transactions that meet their respective quality, maturity, and liquidity requirements.

MUNICIPAL NOTES typically have maturities of 13 months or less and are used to provide short-term capital or to meet cash flow demands.

GENERAL OBLIGATION BONDS are backed by the taxing power of the issuer.

REVENUE BONDS are backed by the revenues derived from a specific project, system, or facility. Industrial development bonds are a type of revenue bond backed by the credit of a private issuer.

VARIABLE- AND FLOATING-RATE DEMAND OBLIGATIONS have interest rate adjustment formulas designed to stabilize their market values. These obligations normally have maturities in excess of one year but carry demand features permitting the holders to demand repayment of principal at any time or at specified intervals. With respect to the Money Market Funds, such intervals may not exceed 13 months.

TENDER OPTION BONDS are created by combining an intermediate- or long-term fixed-rate tax-exempt bond with a tender agreement that gives the holder the option to tender the bond at face value. Tender option bonds purchased by the Funds are structured with rates that are reset weekly or at other regular intervals.

A sponsor may terminate a tender option agreement if, for example, the issuer of the underlying bond defaults on interest payments, or the underlying bond is downgraded or becomes taxable. Under such circumstances, a Fund might then own a bond that does not meet its quality or maturity criteria.

The Manager monitors the credit quality of bonds underlying the Funds' tender option bond holdings and will sell or put back a tender option bond if the

Prospectus                                  Information Regarding the Funds   15

rating on the underlying bond falls below the second-highest rating designated by a rating agency. In addition, each Fund limits its investments in tender option bonds to 15% of net assets.

MUNICIPAL LEASE OBLIGATIONS are issued by state and local governments to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the issuing municipality's ability to assess taxes to meet its debt obligations. If the state or local government does not make appropriations for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and loss to investors.

Prior to purchasing a municipal lease obligation (or a participation interest in such obligations) and on a regular basis thereafter, pursuant to guidelines adopted by the board of trustees, the Manager evaluates the credit quality and liquidity of the obligation. In making this evaluation, the Manager considers various credit factors, such as the necessity of the project; the issuer's credit quality, future borrowing plans, and sources of revenue pledged for lease repayment; general economic conditions in the region where the security is issued; liquidity indictors such as dealer activity; and with regard to unrated obligations the likelihood such lease will not be canceled.

ZERO-COUPON MUNICIPAL SECURITIES do not make regular interest payments. Instead, they are sold at a deep discount to their face value. In calculating daily dividends, the Funds take into account, as income, a portion of the difference between these securities' purchase prices and face values. Because zero-coupon securities do not pay current income, their prices can be very volatile when interest rates change.

The Variable Price Funds may invest in INVERSE FLOATERS to generate higher tax-exempt yields than are offered by other instruments. Inverse floaters bear interest rates that move inversely to market interest rates. Generally, the interest rate on the inverse floater is computed as the difference between an above-market fixed rate of interest and a floating rate determined by reference to a market-based or bond-specific interest rate.

Since inverse floaters are long-term bonds, the value of these securities may be volatile when market interest rates change. In addition, there is no guarantee that the Manager will be able to find a ready buyer for inverse floaters. The Money Market Funds may not invest in inverse floaters.

AMT BONDS (VARIABLE PRICE FUNDS ONLY) typically are tax-exempt "private activity" bonds issued after August 7, 1986, whose proceeds are directed at least in part to a private, for-profit organization. Although the interest income from AMT bonds is exempt from regular federal income tax, that income is a tax preference item for purposes of the AMT.

In addition, corporate investors should note that all income from a Fund may be part of an adjustment to AMT under Section 55 of the Internal Revenue Code and the environmental tax under Internal Revenue Code Section 59A. The AMT is a special separate tax that applies to certain taxpayers who have certain adjustments to income or tax preference items. Arizona Intermediate-Term Municipal and the Florida Funds are authorized to invest as much as 100% of their assets in AMT bonds.

TAX-EXEMPT SECURITIES

Historically, interest paid on securities issued by states, cities, counties, school districts and other political subdivisions of the United States has been exempt from federal income taxes. Legislation since 1985, however, affects the tax treatment of certain types of municipal bonds issued after certain dates and, in some cases, subjects the income from certain bonds to differing tax treatment depending on the tax status of its recipient.

The Variable Price Funds should be expected to invest some portion of their assets in bonds which, in the hands of some holders, would be subject to the AMT, as long as management determines it is in the best interest of shareholders generally to invest in such securities. See "Taxes," page 28.

Each Fund may quote tax-equivalent yields, which show the taxable yields an investor would have to earn before taxes to equal the Fund's tax-free yields. As a prospective investor in the Funds, you should determine whether your tax-equivalent yield is likely to be higher with a taxable or with a tax-exempt Fund. To determine this, you may use the formulas depicted below.

For the Florida Funds, the tax-equivalent yield is based on each Fund's current tax-free yield, your fed-

16   Information Regarding the Funds                American Century Investments

eral income tax bracket, and the Florida intangibles tax applicable to a taxable investment. The formula is:

            Fund's Tax-Free Yield            Florida             Your Tax-
           -----------------------  +    Intangibles Tax    =   Equivalent
               100% - Federal                 Rate                 Yield
                  Tax Rate

For Arizona Intermediate-Term Municipal, the tax-equivalent yield is based on the current double tax-exempt yield and your combined federal and state marginal tax rate. Assuming that all of Arizona Intermediate-Term Municipal's dividends are tax-exempt in Arizona (which may not always be the case) and that your Arizona taxes are fully deductible for federal income tax purposes, you can calculate your tax-equivalent yield for Arizona Intermediate-Term Municipal using the following equation:

           Fund's Double Tax-Free Yield                   Your Tax-
   ---------------------------------------------     =   Equivalent
    (100% - Federal Tax Rate)  (100% - Arizona              Yield
                                      Tax Rate)

You can calculate your tax-equivalent yield for a Tax-Free Fund (taking into account only federal income taxes and not any applicable state taxes) using the following equation:

                 Fund's Tax-Free Yield                    Your Tax-
     --------------------------------------------    =   Equivalent
                100% - Federal Tax Rate                     Yield


OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS
AND RISKS

For additional information regarding the investment practices of any of the Funds, see the Statement of Additional Information.

PORTFOLIO TURNOVER

The portfolio turnover rates of the Variable Price Funds are shown in the Financial Highlights tables on pages 5-10 of this Prospectus.

Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the particular Fund's objectives. The manager believes that the rate of portfolio turnover is irrelevant when it determines a change is in order to achieve those objectives and accordingly, the annual portfolio turnover rate cannot be anticipated.

The portfolio turnover of each Fund may be higher than other mutual funds with similar investment objectives. A high turnover rate involves correspondingly higher transaction costs that are borne directly by a Fund. It may also affect the character of capital gains, if any, realized and distributed by a Fund since short-term capital gains are taxable as ordinary income.

WHEN-ISSUED AND FORWARD COMMITMENT AGREEMENTS

Each of the Funds may purchase new issues of securities on a when-issued or forward commitment basis when, in the opinion of the Manager, such purchases will further the investment objectives of the Fund. The price of when-issued securities is established at the time commitment to purchase is made. Delivery of and payment for these securities typically occurs 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the security. Accordingly, the value of each security may decline prior to delivery, which could result in a loss to the Fund.

INTEREST RATE FUTURES CONTRACTS AND
OPTIONS THEREON

The Variable Price Funds may buy and sell interest rate futures contracts relating to debt securities ("debt futures," i.e., futures relating to debt securities, and "bond index futures," i.e., futures relating to indexes on types or groups of bonds) and write and buy put and call options relating to interest rate futures contracts.

For options sold, a Fund will segregate cash or high-quality debt securities equal to the value of securities underlying the option unless the option is otherwise covered.

A Fund will deposit in a segregated account with its custodian bank high-quality debt obligations maturing in one year or less, or cash, in an amount equal to the fluctuating market value of long futures contracts it has purchased, less any margin deposited on its long position. It may hold cash or acquire such debt obligations for the purpose of making these deposits.

The Variable Price Funds may use futures and options transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to

Prospectus                                  Information Regarding the Funds   17

reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index.

Since futures contracts and options thereon can replicate movements in the cash markets for the securities in which a Fund invests without the large cash investments required for dealing in such markets, they may subject a Fund to greater and more volatile risks than might otherwise be the case. The principal risks related to the use of such instruments are (1) the offsetting correlation between movements in the market price of the portfolio investments (held or intended) being hedged and in the price of the futures contract or option may be imperfect; (2) possible lack of a liquid secondary market for closing out futures or option positions; (3) the need of additional portfolio management skills and techniques; and (4) losses due to unanticipated market price movements. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the securities being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged.

Management will attempt to create a closely correlated hedge but hedging activities may not be completely successful in eliminating market value fluctuation. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate trends by management may still not result in a successful transaction. Management may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.

See the Statement of Additional Information for further information about these instruments and their risks.

RULE 144A SECURITIES

The Funds may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the Funds' criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Trustees to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Trustees is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board of Trustees of the Funds has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the Manager. The board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the Manager will consider appropriate remedies to minimize the effect on such Fund's liquidity. No Fund may invest more than 10% of its total assets (15% of total assets, with regard to the Arizona Intermediate-Term Municipal and Florida Intermediate-Term Municipal) in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of Fund shares).

CASH MANAGEMENT

For cash management purposes, each of the Variable Price Funds may invest up to 5% of its total assets in a money market fund advised by the Manager, provided that the investment is consistent with the Fund's investment policies and restrictions.

OTHER TECHNIQUES

The Manager may buy other types of securities or employ other portfolio management techniques on behalf of the Funds. When SEC guidelines require it to do so, a Fund will set aside cash or appropriate liquid assets in a segregated account to cover its obligations. See the Fund's respective Statements of

18   Information Regarding the Funds                American Century Investments

Additional Information for a more detailed discussion of these investments and some of the risks associated with them.


PERFORMANCE ADVERTISING

From time to time, the Funds may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return, yield, effective yield and tax-equivalent yield (for tax-exempt funds).

Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the Fund's cumulative total return over the same period if the Fund's performance had remained constant throughout.

A quotation of yield reflects a Fund's income over a stated period expressed as a percentage of the Fund's share price. In the case of the Money Market Funds, yield is calculated by measuring the income generated by an investment in the Fund over a seven-day period (net of expenses). This income is then annualized, that is, the amount of income generated by the investment over the seven day period is assumed to be generated over each similar period each week throughout a full year and is shown as a percentage of the investment. The effective yield is calculated in a similar manner but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect on the assumed reinvestment.

With respect to the Variable Price Funds, yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of fund expenses) calculated on each day's market values, dividing this sum by the average number of Fund shares outstanding during the period, and expressing the result as a percentage of the Fund's share price on the last day of the 30-day (or one month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.

Yields are calculated according to accounting methods that are standardized in accordance with SEC rules. The SEC yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

A tax-equivalent yield demonstrates the taxable yield necessary to produce after-tax yield equivalent to that of a mutual fund which invests in exempt obligations. See "Tax-Exempt Securities," page 16, for a description of the formulas used in comparing yields to tax-equivalent yields.

The Funds may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services or Donoghue's Money Fund Report) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance. Fund performance may also be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical or expected Fund performance, volatility or other Fund characteristics, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

All performance information advertised by the Funds is historical in nature and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.

Prospectus                                  Information Regarding the Funds   19

                               HOW TO INVEST WITH
                          AMERICAN CENTURY INVESTMENTS

AMERICAN CENTURY INVESTMENTS

The  Funds  offered  by  this  Prospectus  are a part  of the  American  Century
Investments family of mutual funds. Our family provides a full range of investment opportunities, from the aggressive equity growth funds in our Twentieth Century Group, to the fixed income funds in our Benham Group, to the moderate risk and specialty funds in our American Century Group. Please call 1-800-345-2021 for a brochure or prospectuses for the other funds in the American Century Investments family.

INVESTING IN AMERICAN CENTURY

The following section explains how to invest in American Century Funds, including purchases, redemptions, exchanges and special services. You will find more detail about doing business with us by referring to the Investor Services Guide that you will receive when you open an account.

If you own or are considering purchasing Fund shares through an employer-sponsored retirement plan or through a bank, broker-dealer or other financial intermediary, the following sections, as well as the information contained in our Investor Services Guide, may not apply to you. Please read "Employer-Sponsored Retirement Plans and Institutional Accounts," page 26.

HOW TO OPEN AN ACCOUNT

To open an account, you must complete and sign an application, furnishing your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the IRS.) Investments received without a certified taxpayer identification number will be returned.

The minimum investment is $2,500 for the Money Market Funds and $5,000 for the Variable Price Funds.

The minimum investment requirements may be different for some types of retirement accounts. Call one of our Investor Services Representatives for information on out retirement plans, which are available for individual investors or for those investing through their employers.

Please note: If you register your account as belonging to multiple owners (e.g., as joint tenants), you must provide us with specific authorization on your application in order for us to accept written or telephone instructions from a single owner. Otherwise, all owners will have to agree to any transactions that involve the account (whether the transaction request is in writing or over the telephone).

You may invest in the following ways:

BY MAIL

Send a completed application and check or money order payable in U.S. dollars to American Century Investments.

BY WIRE

You may make your initial investment by wiring funds. To do so, call us or mail a completed application and provide your bank with the following information:

o  RECEIVING BANK AND ROUTING NUMBER:
   Commerce Bank, N.A. (101000019)

o  BENEFICIARY (BNF):
   American Century Services Corporation
   4500 Main St., Kansas City, Missouri 64111

o  BENEFICIARY ACCOUNT NUMBER (BNF ACCT):
   2804918

o  REFERENCE FOR BENEFICIARY (RFB):
   American Century account number into which you are investing. If more than one, leave blank and see Bank to Bank Information below.

o  ORIGINATOR TO BENEFICIARY (OBI):
   Name and address of owner of account into which you are investing.

o  BANK TO BANK INFORMATION
   (BBI OR FREE FORM TEXT):

   o Taxpayer identification or Social Security number

20 How to Invest with American Century Investments  American Century Investments

   o If more than one account, account numbers and amount to be invested in each account.

   o Current tax year, previous tax year or rollover designation if an IRA. Specify whether IRA, SEP-IRA or SARSEP-IRA.

BY EXCHANGE

Call 1-800-345-2021 from 7 a.m. to 7 p.m. Central time to get information on opening an account by exchanging from another American Century account. See this page for more information on exchanges.

IN PERSON

If you prefer to work with a representative in person, please visit one of our Investors Centers, located at:

4500 Main Street
Kansas City, Missouri 64111

1665 Charleston Road
Mountain View, California 94043

2000 S. Colorado Blvd.
Denver, Colorado 80222

SUBSEQUENT INVESTMENTS

Subsequent investments may be made by an automatic bank, payroll or government direct deposit (see"Automatic Investment Plan," this page) or by any of the methods below. The minimum investment requirement for subsequent investments:
$250 for checks submitted without the remittance portion of a previous statement or confirmation, $50 for all other types of subsequent investments.

BY MAIL

When making subsequent investments, enclose your check with the remittance portion of the confirmation of a previous investment. If the investment slip is not available, indicate your name, address and account number on your check or a separate piece of paper. (Please be aware that the investment minimum for subsequent investments is higher without an investment slip.)

BY TELEPHONE

Once your account is open, you may make investments by telephone if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account. You may call an Investor Services Representative or use our Automated Information Line.

BY ONLINE ACCESS

Once your account is open, you may make investments online if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account.

BY WIRE

You  may  make  subsequent   investments  by  wire.  Follow  the  wire  transfer
instructions on page 20 and indicate your account number.

IN PERSON

You may make subsequent investments in person at one of our Investors Centers. The locations of our three Investors Centers are listed on this page.

AUTOMATIC INVESTMENT PLAN

You may elect on your application to make investments automatically by authorizing us to draw on your bank account regularly. Such investments must be at least the equivalent of $50 per month. You also may choose an automatic payroll or government direct deposit. If you are establishing a new account, check the appropriate box under "Automatic Investments" on your application to receive more information. If you would like to add a direct deposit to an existing account, please call one of our Investor Services Representatives.

HOW TO EXCHANGE FROM ONE ACCOUNT TO ANOTHER

As long as you meet any minimum investment requirements, you may exchange your Fund shares to our other funds up to six times per year per account. An exchange request will be processed the same day it is received if it is received before the funds' net asset values are calculated, which is one hour prior to the close of the New York Stock Exchange for the American Century Target Maturities Trust, and at the close of the Exchange for all of our other funds. See "When Share Price is Determined," page 27.

For any single exchange, the shares of each fund being acquired must have a value of at least $100.

Prospectus                  How to Invest with American Century Investments   21

However, we will allow investors to set up an Automatic Exchange Plan between any two funds in the amount of at least $50 per month. See our Investor Services Guide for further information about exchanges.

BY MAIL

You may direct us in writing to exchange your shares from one American Century account to another. For additional information, please see our Investor Services Guide.

BY TELEPHONE

You can make exchanges over the telephone (either with an Investor Services Representative or using our Automated Information Line--see page 23) if you have authorized us to accept telephone instructions. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.

BY ONLINE ACCESS

You can make exchanges online if you have authorized us to accept instructions over the Internet. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.

HOW TO REDEEM SHARES

We will redeem or "buy back" your shares at any time. Redemptions will be made at the next net asset value determined after a complete redemption request is received.

Please note that a request to redeem shares in an IRA or 403(b) plan must be accompanied by an executed IRS Form W4-P and a reason for withdrawal as specified by the IRS.

BY MAIL

Your written instructions to redeem shares may be made either by a redemption form, which we will send to you upon request, or by a letter to us. Certain redemptions may require a signature guarantee. Please see "Signature Guarantee," page 23.

BY TELEPHONE

If you have authorized us to accept telephone instructions, you may redeem your shares by calling an Investor Services Representative.

BY CHECK-A-MONTH

If you have at least a $10,000 balance in your Variable Price Fund account, you may redeem shares by Check-A-Month. There are no minimum balance requirements for Check-A-Month for Money Market Fund accounts. A Check-A-Month plan automatically redeems enough shares each month to provide you a check in an amount you choose (minimum $50). To set up a Check-A-Month plan, please call and request our Check-A-Month brochure.

OTHER AUTOMATIC REDEMPTIONS

If you have at least $10,000 balance in your account, you may elect to make redemptions automatically by authorizing us to send funds to you or to your account at a bank or other financial institution. To set up automatic redemptions, call one of our Investor Services Representatives.

REDEMPTION PROCEEDS

Please note that shortly after a purchase of shares is made by check or electronic draft (also known as an ACH draft) from your bank, we may wait up to 15 days or longer to send redemption proceeds (to allow your purchase funds to clear). No interest is paid on the redemption proceeds after the redemption is processed but before your redemption proceeds are sent.

Redemption proceeds may be sent to you in one of the following ways:

BY CHECK

Ordinarily, all redemption checks will be made payable to the registered owner of the shares and will be mailed only to the address of record. For more information, please refer to our Investor Services Guide.

BY WIRE AND ACH

You may authorize us to transmit redemption proceeds by wire or ACH. These services will be effective 15 days after we receive the authorization.

Your bank will usually receive wired funds within 48 hours of transmission. Funds transferred by ACH may be received up to seven days after transmission. Wired funds are subject to a $10 fee to cover bank wire charges, which is deducted from redemption proceeds. Once the funds are transmitted, the time

22 How to Invest with American Century Investments  American Century Investments

of receipt and the funds' availability are not under our control.

REDEMPTION OF SHARES IN LOW-BALANCE ACCOUNTS

Whenever the shares held in an account have a value of less than the required minimum, a letter will be sent advising you of the necessity to bring the value of the shares held in the account up to the minimum. If action is not taken within 90 days of the letter's date, the shares held in the account will be redeemed and proceeds from the redemption will be sent by check to your address of record. We reserve the right to increase the investment minimums.

SIGNATURE GUARANTEE

To protect your accounts from fraud, some transactions will require a signature guarantee. Which transactions will require a signature guarantee will depend on which service options you elect when you open your account. For example, if you choose "In Writing Only," a signature guarantee will be required when:

o    redeeming more than $25,000; or

o establishing or increasing a Check-A-Month or automatic transfer on an existing account.

You can obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

For a more in-depth explanation of our signature guarantee policy, or if you live outside the United States and would like to know how to obtain a signature guarantee, please consult our Investor Services Guide.

We reserve the right to require a signature guarantee on any transaction, or to change this policy at any time.

SPECIAL SHAREHOLDER SERVICES

We offer several service options to make your account easier to manage. These are listed on the account application. Please make note of these options and elect the ones that are appropriate for you. Be aware that the "Full Services" option offers you the most flexibility. You will find more information about each of these service options in our Investor Services Guide.

Our special shareholder services include:

AUTOMATED INFORMATION LINE

We offer an Automated Information Line, 24 hours a day, seven days a week, at 1-800-345-8765. By calling the Automated Information Line, you may listen to fund prices, yields and total return figures. You may also use the Automated Information Line to make investments into your accounts (if we have your bank information on file) and obtain your share balance, value and most recent transactions. If you have authorized us to accept telephone instructions, you also may exchange shares from one fund to another via the Automated Information Line. Redemption instructions cannot be given via the Automated Information Line.

ONLINE ACCOUNT ACCESS

You may contact us 24 hours a day, seven days a week at www.americancentury.com to access your fund's daily share prices, receive updates on major market indexes and view historical performance of your funds. If you select "Full Services" on your application, you can use your personal access code and Social Security number to view your account balances and account activity, make subsequent investments from your bank account or exchange shares from one fund to another.

CHECKWRITING

We offer CheckWriting as a service option for your account in either of the Money Market Funds. CheckWriting allows you to redeem shares in your account by writing a draft ("check") against your account balance. (Shares held in certificate form may not be redeemed by check.) There is no limit on the number of checks you can write, but each one must be for at least $100.

When you write a check, you will continue to receive dividends on all shares until your check is presented for payment to our clearing bank. If you redeem all shares in your account by check, any accrued distributions on the redeemed shares will be paid to you in cash on the next monthly distribution date.

If you want to add CheckWriting to an existing account that offers CheckWriting, contact us by

Prospectus                  How To Invest with American Century Investments   23

phone or mail for an appropriate form. For a new account, you may elect CheckWriting on your purchase application by choosing the "Full Services" option. CheckWriting is not available for any account held in an IRA or 403(b) plan.

CheckWriting redemptions may only be made on checks provided by us. Currently, there is no charge for checks or for the CheckWriting service.

We will return checks drawn on insufficient funds or on funds from investments made by means other than by wire within the previous 15 days. Neither the company nor our clearing bank will be liable for any loss or expenses associated with returned checks. Your account may be assessed a $15 service charge for checks drawn on insufficient funds.

A stop payment may be ordered on a check written against your account. We will use reasonable efforts to stop a payment, but we cannot guarantee that we will be able to do so. If we are successful in fulfilling a stop-payment order, your account may be assessed a $15 fee.

OPEN ORDER SERVICE

Through our open order service, you may designate a price at which to buy shares of a variable-priced fund by exchange from one of our money market funds, or a price at which to sell shares of a variable-priced fund by exchange to one of our money market funds. The designated purchase price must be equal to or lower, or the designated sale price equal to or higher, than the variable-priced fund's net asset value at the time the order is placed, If the designated price is met within 90 calendar days, we will execute your exchange order automatically at that price (or better). Open orders not executed within 90 days will be canceled.

If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so the distribution does not inadvertently trigger an open order transaction on your behalf. If you close or re-register the account from which the shares are to be redeemed, your open order will be canceled.

Because of their time-sensitive nature, open order transactions are accepted only by telephone or in person. These transactions are subject to exchange limitations described in each fund's prospectus, except that orders and cancellations received before 2 p.m. Central time are effective the same day, and orders or cancellations received after 2 p.m. Central time are effective the next business day.

TAX-QUALIFIED RETIREMENT PLANS

Each fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

o    Individual Retirement Accounts ("IRAs")

o 403(b) plans for employees of public school systems and non-profit organizations; or

o    Profit  sharing  plans  and  pension  plans  for   corporations  and  other
     employers.

If your IRA and 403(b) accounts do not total $10,000, each account is subject to an annual $10 fee, up to a total of $30 per year.

You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a Request to Transfer form.

IMPORTANT POLICIES REGARDING YOUR INVESTMENTS

Every account is subject to policies that could affect your investment. Please refer to the Investor Services Guide for further information about the policies discussed below, as well as further detail about the services we offer.

(1) We reserve the right for any reason to suspend the offering of shares for a period of time, or to reject any specific purchase order (including purchases by exchange). Additionally, purchases may be refused if, in the opinion of the manager, they are of a size that would disrupt the management of the Fund.

(2) We reserve the right to make changes to any stated investment requirements, including those that relate to purchases, transfers and redemptions. In addition, we may also alter, add to or terminate any investor services and privileges. Any changes may affect all shareholders or only certain series or classes of shareholders.

(3) Shares being acquired must be qualified for sale in your state of residence.

(4) Transactions requesting a specific price and date, other than open orders, will be refused. Once you have mailed or otherwise transmitted your transaction instructions to us, they may not be modified or canceled.

24 How to Invest with American Century Investments  American Century Investments

(5) If a transaction request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, we will require evidence satisfactory to us of the authority of the individual making the request.

(6) We have established procedures designed to assure the authenticity of instructions received by telephone. These procedures include requesting personal identification from callers, recording telephone calls, and providing written confirmations of telephone transactions. These procedures are designed to protect shareholders from unauthorized or fraudulent instructions. If we do not employ reasonable procedures to confirm the genuineness of instructions, then we may be liable for losses due to unauthorized or fraudulent instructions. The company, its transfer agent and investment advisor will not be responsible for any loss due to instructions they reasonably believe are genuine.

(7) All signatures should be exactly as the name appears in the registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.

(8) Unusual stock market conditions have in the past resulted in an increase in the number of shareholder telephone calls. If you experience difficulty in reaching us during such periods, you may send your transaction instructions by mail, express mail or courier service, or you may visit one of our Investors Centers. You may also use our Automated Information Line if you have requested and received an access code and are not attempting to redeem shares.

(9) If you fail to provide us with the correct certified taxpayer identification number, we may reduce any redemption proceeds by $50 to cover the penalty the IRS will impose on us for failure to report your correct taxpayer identification number on information reports.

(10) We will perform special inquiries on shareholder accounts. A research fee of $15 per hour may be applied.

REPORTS TO SHAREHOLDERS

At the end of each calendar quarter, we will send you a consolidated statement that summarizes all of your American Century holdings, as well as an individual statement for each fund you own that reflects all year-to-date activity in your account. You may request a statement of your account activity at any time.

With the exception of most automatic transactions and transactions by CheckWriting, each time you invest, redeem, transfer or exchange shares, we will send you a confirmation of the transactions. Transactions initiated by CheckWriting will be confirmed on a monthly basis. See the Investor Services Guide for more detail.

Carefully review all the information relating to transactions on your statements and confirmations to ensure that your instructions were acted on properly. Please notify us immediately in writing if there is an error. If you fail to provide notification of an error with reasonable promptness, i.e., within 30 days of non-automatic transactions or within 30 days of the date of your consolidated quarterly statement, in the case of automatic transactions, we will deem you to have ratified the transaction.

No later than January 31st of each year, we will send you reports that you may use in completing your U.S. income tax return. See the Investor Services Guide for more information.

Each year, we will send you an annual and a semiannual report relating to your fund, each of which is incorporated herein by reference. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semiannual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You also will receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your fund.

Prospectus                  How to Invest with American Century Investments   25

EMPLOYER-SPONSORED RETIREMENT PLANS AND
INSTITUTIONAL ACCOUNTS

Information  contained in our Investor  Services Guide pertains to  shareholders
who  invest   directly   with   American   Century   rather   than   through  an
employer-sponsored retirement plan or through a financial intermediary.

If you own or are considering purchasing Fund shares through an employer-sponsored retirement plan, your ability to purchase shares of the Funds, exchange them for shares of other American Century funds, and redeem them will depend on the terms of your plan.

If you own or are considering purchasing Fund shares through a bank, broker-dealer, insurance company or other financial intermediary, your ability to purchase, exchange and redeem shares will depend on your agreement with, and the policies of, such financial intermediary.

You may reach one of our Institutional Service Representatives by calling 1-800-345-3533 to request information about our funds and services, to obtain a current prospectus or to get answers to any questions about our funds and services that you are unable to obtain through your plan administrator or financial intermediary.

26 How to Invest with American Century Investments  American Century Investments

                     ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a Fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except the American Century Target Maturities Trust, net asset value is determined at the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. Net asset value for the Target Maturities is determined one hour prior to the close of the Exchange.

Investments and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares of a fund received by us or one of our agents before the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined on, the next day the Exchange is open.

Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the net asset value is determined.

Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.

Investment and transaction instructions received by us on any business day by mail before the net asset value is determined will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

If you invest in Fund shares through an employer-sponsored retirement plan or other financial intermediary, it is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the Funds' transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the Funds' procedures or any contractual arrangements with the Funds or the Funds' distributor in order for you to receive that day's price.

HOW SHARE PRICE IS DETERMINED

The valuation of assets for determining net asset value may be summarized as follows:

The portfolio securities of each Fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.

Pursuant to a determination by the Money Market Funds' Board of Trustees and Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), portfolio securities of the Funds are valued at amortized cost. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

Prospectus                           Additional Information You Should Know   27

WHERE TO FIND INFORMATION ABOUT SHARE PRICE

The net asset values of the Funds are published in leading newspapers daily. The yields of the Money Market Funds are published weekly in leading financial publications and daily in many local newspapers. The net asset values, as well as yield information on all of the Funds and other funds in the American Century family of funds, may also be obtained by calling us or by accessing our Web site at www.americancentury.com.

DISTRIBUTIONS

At the close of each day, including Saturdays, Sundays and holidays, net income plus net realized gains on portfolio securities of the Variable Price Funds is determined and declared as a distribution. The distribution will be paid monthly on the last Friday of each month, except for year-end distributions which will be made on the last business day of the year.

You will begin to participate in the distributions the day after your purchase is effective. See "When Share Price is Determined," page 27.) If you redeem shares, you will receive the distribution declared for the day of the redemption. If all shares are redeemed (other than by CheckWriting), the distribution on the redeemed shares will be included with your redemption proceeds.

Distributions from net realized capital gains, if any, generally are declared and paid once a year, but the Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code and its Regulations, in all events in a manner consistent with the provisions of the 1940 Act.

Florida Municipal Money Market and Tax Free Money Market do not expect to realize any long-term capital gains, and accordingly do not expect to pay any capital gains distributions. Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in Individual Retirement Accounts and 403(b) plans paid in cash only if you are at least 591/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.

A distribution of shares of a Fund does not increase the value of your shares of your total return. At any given time the value of your shares includes the undistributed net gains, if any, realized by the Fund on the sale of portfolio securities, and undistributed dividends and interest received, less fund expenses.

Because such gains and dividends are included in the value of your shares, when they are distributed the value of your shares is reduced by the amount of the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares, and then receive a portion of the purchase price back as a taxable distribution.

TAXES

Each Fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income tax.

TAX-DEFERRED ACCOUNTS

If Fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the Funds will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS

If Fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income, except as described below. The divi-

28   Additional Information You Should Know         American Century Investments

dends from net income of the Variable Price Funds do not qualify for the 70% dividends-received deduction for corporations since they are derived from interest income. Dividends representing income derived from tax-exempt bonds generally retain the bonds' tax-exempt character in a shareholder's hands. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held the shares on which such distributions are paid. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to such shares.

Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the Fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains.

In January of the year following the distribution, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes. The Funds anticipate that substantially all of the dividends to be paid by the Funds will be exempt from federal income taxes to an individual unless, due to that person's own tax situation, he or she is subject to the AMT. In that case, it is likely that a portion of the dividends will be taxable to that shareholder while remaining tax-exempt in the hands of most other shareholders. The Funds will advise shareholders of the percentage, if any, of the dividends not exempt from federal income tax, and the percentage, if any, subject to the individual AMT should a shareholder be subject to it.

Distributions may also be subject to state and local taxes, even if all or a substantial part of such distribution are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to Fund shareholders when a Fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

If you have not complied with certain provisions of the Internal Revenue Code and Regulations, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed, and is not refundable.

Redemption of shares of a Fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize a gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be long term if shareholders have held such shares for a period of more than one year. If a loss is realized on the redemption of Fund shares, the reinvestment in additional Fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

SPECIAL TAX INFORMATION

Each Fund intends to invest a sufficient portion of its assets in state and municipal obligations so that it will qualify to pay "exempt-interest dividends" to shareholders. Such exempt-interest dividends are generally excludable from a shareholder's gross income for federal tax purposes. If a Fund earned federally taxable income from any of its investments, the

Prospectus                           Additional Information You Should Know   29

income would be distributed to shareholders as a taxable dividend as described above.

MUNICIPAL SECURITIES

Opinions relating to the validity of municipal securities and the exemptions of interest thereon from federal income tax are rendered by bond counsel to the issuers. The Funds and the Manager rely on the opinion of bond counsel and do not undertake any independent investigation of proceedings relating to the issuance of state or municipal securities. The Funds may invest in various instruments that are not traditional state and local obligations and that are believed to generate interest excludable from taxable income under Code Section 103, including, but not limited to, municipal lease obligations and inverse floaters. Although the Funds may invest in these instruments, they cannot guarantee the tax-exempt status of the income earned thereon from any other investment.

AMT LIABILITY

To the extent that the Funds invest in municipal obligations (private activity bonds) whose interest is treated as a tax preference item in calculating AMT liability, shareholders who calculate AMT liability will be required to include a portion of the Fund's dividends as a tax preference item in making this calculation. In addition, corporate shareholders may be required to include all dividends and distributions by the Fund in an adjustment of alternative minimum taxable income for purposes of the AMT and the environmental tax imposed under Internal Revenue Code Sections 55 and 59A, respectively.

ARIZONA INTERMEDIATE-TERM MUNICIPAL

Under a ruling by the Arizona Department of Revenue, shareholders who are otherwise subject to Arizona income tax will not be subject to such tax on Fund dividends to the extent that such dividends are attributable to either (1) obligations of the state of Arizona or its political subdivisions or (2) obligations issued by the governments of Guam, Puerto Rico, or the Virgin Islands.

In addition, Arizona Intermediate-Term Municipal dividends that are attributable to interest payments on direct obligations of the U.S. government will not be subject to Arizona income tax if, as intended, Arizona Intermediate-Term Municipal qualifies as a regulated investment company under Subchapter M of the Code. Other distributions from the Fund, however, such as distributions of short-term or long-term capital gains or income earned on obligations of other states, will generally be subject to income, personal property, intangibles or similar taxes in their respective states and localities.

FLORIDA FUNDS

Florida currently does not have a personal income tax, so dividends from the Florida Funds and distributions earned by Florida residents will not be subject to such a tax. However, if you are domiciled outside of Florida, dividends and distributions from the Florida Funds may be subject to your state's taxes. Dividends and distributions earned by corporate shareholders that are subject to the Florida corporate income tax may be taxable by Florida; these shareholders should consult their tax advisors regarding the application of the Florida corporate income tax to dividends and distributions from the Florida Funds.

The Florida Funds may apply for rulings from the Florida Department of Revenue to the effect that shares of a Florida Fund be exempt from the Florida intangibles tax each year if the Florida Fund's portfolio of investments on January 1 of that year consists of qualifying investments.

Investments exempt from the Florida intangibles tax include but are not limited to (1) notes, bonds and other obligations issued by Florida or its municipalities, counties and other taxing districts and (2) notes, bonds, and other obligations issued by the U.S. government and its agencies. Obligations issued by the governments of Puerto Rico, Guam and the Virgin Islands are also exempt if permitted by ruling.

If a Florida Fund's portfolio of investments on January 1 of each year includes investments that are not exempt from the Florida intangibles tax, the Florida Fund's shares could be subject to the Florida intangibles tax. The Florida Funds intend that on January 1 of each year, each Florida Fund's portfolio of investments will consist solely of investments exempt from the Florida intangibles tax. Shareholders who are domiciled outside of Florida may be subject to income, personal property, intangibles or similar taxes in their respective states.

30   Additional Information You Should Know         American Century Investments

MANAGEMENT

INVESTMENT MANAGEMENT

The Funds are series of the American Century Municipal Trust (the "Trust"). Under the laws of the Commonwealth of Massachusetts, the Board of Trustees is responsible for managing the business and affairs of the Trust. Acting pursuant to an investment advisory agreement entered into with the Trust, Benham Management Corporation (the "Manager") serves as the investment advisor of the Funds. Its principal place of business is 1665 Charleston Road, Mountain View, California 94043. The Manager has been providing investment advisory services to investment companies and other clients since 1971.

The Manager supervises and manages the investment portfolio of each Fund and directs the purchase and sale of its investment securities. It utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the Funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the Funds' portfolios and the Funds' asset mix as they deem appropriate in pursuit of the Funds' investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of the Funds or of sectors of the Funds as necessary between team meetings.

In  June  1995,  American  Century  Companies,   Inc.  ("ACC")  acquired  Benham
Management International, Inc., the then-parent company of the Manager. In the acquisition, the Manager became a wholly owned subsidiary of ACC.

The portfolio manager members of the teams managing the Funds described in this Prospectus and their work experience for the last five years are as follows:

G. DAVID MACEWEN, Vice President, is the manager of the team which manages the Funds in the American Century Municipal Trust and has been primarily responsible for the day-to-day operations of Florida Municipal Intermediate since May 1991. Mr. MacEwen joined American Century in 1991.

COLLEEN M. DENZLER, Senior Municipal Portfolio Manager, is primarily responsible for the day-to-day operations of Arizona Municipal Intermediate since January 1996. Ms. Denzler is also a member of the teams which manage Florida Intermediate-Term Municipal, Intermediate-Term Tax-Free and Long-Term Tax-Free. Prior to joining American Century in January 1996, Ms. Denzler was a Portfolio Manager with Calvert Group for 10 years, specializing in state tax-exempt portfolios. Ms. Denzler is a Chartered Financial Analyst and is a member of the Association of Investment Management and Research (AIMR).

JOEL SILVA, Municipal Portfolio Manager, has been responsible for the day-to-day management of Intermediate-Term Tax-Free since June 1994. Mr. Silva is also a member of the team which manages Arizona Intermediate-Term Municipal. Before being promoted to his current position, Mr. Silva was a municipal bond trader. Mr. Silva is a Registered Representative and has a B.S. degree from California Polytechnic University and an MBA from California State University in Hayward.

BRIAN E. KARCHER, Portfolio Manager, has been responsible for the day-to-day management of the Money Market Funds since April 1995. Mr. Karcher joined American Century in 1989 and is a Chartered Financial Analyst.

TODD PARDULA, Portfolio Manager, has been a member of the teams which manage the Money Market Funds since February 1990, when he joined American Century. Mr. Pardula is a Chartered Financial Analyst.

The activities of the Manager are subject only to directions of the Trust's Board of Trustees. For the services provided to the Funds, the Manager receives an annual fee which cannot exceed .50% of average daily net assets. The Manager's fee drops to a marginal rate of .19% of average daily net assets as the Trust's assets increase.

CODE OF ETHICS

The Funds and the Manager have adopted a Code of Ethics that restricts personal investing practices by employees of the Manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the Funds' portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisi-

Prospectus                           Additional Information You Should Know   31

tion of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of the Fund shareholders come before the interests of the people who manage those Funds.

TRANSFER AND ADMINISTRATIVE SERVICES

American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111 (the "transfer agent") acts as transfer agent and dividend-paying agent for the Funds. It provides facilities, equipment and personnel to the Funds and is paid for such services by the Funds. For administrative services, each Fund pays the transfer agent a monthly fee equal to its pro rata share of the dollar amount derived from applying the average daily net assets of all of the Funds managed by the Manager. The administrative fee rate ranges from .11% to .08% of average daily net assets, dropping as assets managed by the Manager increase. For transfer agent services, each Fund pays the transfer agent a monthly fee for each shareholder account maintained and for each shareholder transaction executed during that month.

The Funds  charge  no sales  commissions,  or  "loads,"  of any  kind.  However, investors who do not choose to purchase or sell Fund shares directly from the transfer agent may purchase or sell Fund shares through registered broker-dealers and other qualified service providers, who may charge investors fees for their services. These broker-dealers and service providers generally provide shareholder, administrative and/or accounting services which would otherwise be provided by the transfer agent. To accommodate these investors, the Manager and its affiliates have entered into agreements with some broker-dealers and service providers to provide these services. Fees for such services are borne normally by the Funds at the rates normally paid to the transfer agent, which would otherwise provide the services. Any distribution expenses associated with these arrangements are borne by the Manager.

From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the Manager or its affiliates.

The Manager and the transfer agent are both wholly owned by ACC. James E. Stowers Jr., Chairman of the Board of Directors of ACC, controls ACC by virtue of his ownership of a majority of its common stock.

DISTRIBUTION OF FUND SHARES

The Funds' shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the Manager. The Manager pays all expenses for promoting and distributing the Fund shares offered by this Prospectus. The Funds do not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of Fund shares.

EXPENSES

Each Fund pays certain operating expenses directly, including, but not limited to: custodian, audit, and legal fees; fees of the independent directors or trustees; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, and reports to shareholders; insurance expenses; and costs of registering the Fund's shares for sale under federal and state securities laws. See the Statements of Additional Information for a more detailed discussion of independent trustee compensation.

FURTHER INFORMATION ABOUT AMERICAN CENTURY

American Century Municipal Trust was organized as a Massachusetts business trust on May 1, 1984. The Trust is a diversified, open-end management investment company. Its business and affairs are managed by its officers under the direction of its Board of Trustees.

The principal office of the Trust is American Century Tower, 4500 Main Street, P.O. Box 419200, Kansas City, Missouri 64141-6200. All inquiries may be made by mail to that address, or by telephone to 1-800-345-2021. (international calls:
816-531-5575.)

The Funds are individual series of the Trust which issues shares with no par value. The assets belonging

32   Additional Information You Should Know         American Century Investments

to each series of shares are held separately by the custodian and in effect each series is a separate fund.

Each share, irrespective of series, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except those matters which must be voted on separately by the series of shares affected.
Matters affecting only one Fund are voted upon only by that Fund.

Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of Trustees can elect all of the Trustees if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Trustees.

Unless required by the 1940 Act, it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of Trustees or the appointment of auditors. However, pursuant to the Trust's by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request that the Trust hold a special meeting of shareholders. We will assist in the communication with other shareholders.

WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.

THIS PROSPECTUS CONSTITUTES AN OFFER TO SELL SECURITIES OF A FUND ONLY IN THOSE STATES WHERE THE FUND'S SHARES HAVE BEEN REGISTERED OR OTHERWISE QUALIFIED FOR SALE. A FUND WILL NOT ACCEPT APPLICATIONS FROM PERSONS RESIDING IN STATES WHERE THE FUND'S SHARES ARE NOT REGISTERED.

Prospectus                           Additional Information You Should Know   33

P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-person assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865

Fax: 816-340-7962

Internet: www.americancentury.com


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